UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

GraniteShares Gold Trust

(Exact name of registrant as specified in its charter)

New York	001-38195	82-6393903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o GraniteShares LLC

205 Hudson Street

7th Floor

New York, NY 10013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 876-5096

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	BAR	NYSE Arca, Inc.

Item 1.01. Entry into a Material Definitive Agreement

On December 24, 2020, the Sponsor entered into a Marketing Agent Services Agreement (the “New Agreement”) with ALPS Distributors, Inc. This agreement will be effective on January 01, 2021

On December 31, 2020, the Marketing Services Agreement and Securities Activities and Services Agreement (the “Previous Agreement”) previously entered into by the Sponsor and Foreside Fund Services, L.L.C. will terminate.

The services provided by the New Agreement and the Previous Agreement are substantially similar.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.3	Marketing Agent Services Agreement between GraniteShares LLC and ALPS Distributors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities thereunto duly authorized.

GraniteShares LLC
Sponsor of the GraniteShares Gold Trust
(Registrant)

Date:	December 29, 2020	/s/ William Rhind
William Rhind*
CEO and CFO

Date:	December 29, 2020	/s/ Benoit Autier
Benoit Autier*
Chief Accounting Officer

*The Registrant is a trust and the persons are signing in their capacities as officers of GraniteShares LLC, the Sponsor of the Registrant.